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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 20, 2004

                                [GRAPHIC OMITTED]

                             First Financial Bancorp
             (Exact name of registrant as specified in its charter)

             California                               94-2822858
   (State or other jurisdiction of       (IRS Employer Identification Number)
   Incorporation or organization)

                                     0-12499
                              (Commission File No.)

            701 South Ham Lane
             Lodi, California                                       95242
 (Address of principal executive offices)                         (Zip code)

                                 (209) 367-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
  No.    Description
------   -----------
99.1 Press release issued by First Financial Bancorp on July 20, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K

ITEM 9.  REGULATION FD DISCLOSURE

        The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

        On July 20, 2004 First Financial Bancorp announced its earnings for the second quarter and year to date for the 2004 fiscal year. A copy of the press release dated July 20, 2004, is attached as Exhibit 99.1.

        This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 34-47583).
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                First Financial Bancorp


                                                By: /s/ Allen R. Christenson
                                                ----------------------------
                                                Allen R. Christenson
                                                Executive Vice President
                                                Chief Financial Officer

Date: July 20, 2004
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                                  EXHIBIT INDEX


Exhibit           Description
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  99.1            Press Release dated July 20, 2004